                                                                    EXHIBIT 10.4

                                    AGREEMENT


       AGREEMENT, made on the 7th day of August, 1997 by and between Intell-X(x) ("Intell-X(x)"), a division of UMI, a Michigan corporation, with offices at 5900 Centreville Road, Centreville, VA 20120 and BizWatch, Inc., a Delaware corporation (the "Distributor), with its principal offices at 211 N. Union St., Suite 100, Alexandria, VA 22314.

                                  WITNESSETH:

       WHEREAS, Distributor has developed and maintains a proprietary computerized system ("Distributor's System") through which it offers various remote services, including but not limited to delivery of information by computer, telephone, and telefax services to its users (the "Users"); and

       WHEREAS, Intell-X(x) is the provider of information services (the "Service") described in the Payment and Product Description Schedules attached hereto as Schedules A & B and made a part of this Agreement, that the Distributor desires to make available to its Users;

       NOW, THEREFORE, for good and valuable consideration, and in consideration of the mutual covenants and conditions herein set forth, and with the intent to be legally bound thereby, Intell-X(x) and the Distributor hereby agree as follows:

       1.     REDISTRIBUTION LICENSE REDISTRIBUTION LICENSE

              a. Intell-X(x) grants the Distributor a nonexclusive, limited license to use the Service and to grant nonexclusive, limited licenses to its Users to use the Service subject to the terms, conditions and restrictions contained herein for an initial term described in Schedule A, beginning August 8, 1997, subject to the provisions of Section 6 below. Distributor is granted the right to make its product available via other distributors, provided their end-users directly access Distributor's product. Distributor is not granted a license to distribute raw feeds of content or to make any portions of its product available to other distributors for inclusion in their products. Intell-X(x) grants the Distributor a nonexclusive, limited license to use the Service and to grant nonexclusive, limited licenses to its Users to use the Service subject to the terms, conditions and restrictions contained herein for an initial term described in the Payment Schedule _____beginning ___________________ subject to the provisions of Section 6 below.

              b. Intell-X(x) shall be responsible for providing to Distributor the Service as described in the Payment and Product Description Schedules in a manner subject to the terms and limitations of this Agreement. Intell-X(x) reserves the right to add or withdraw sources and items of coverage from the Service without notice as such alterations are generally made by IntellX for other customers of the Service.Intell-X(x) shall be responsible for providing to Distributor the Service as described in the Payment Schedule and Product Description Schedule in a manner subject to the terms and limitations of this Agreement. Intell-X(x) reserves the right to add or withdraw sources and items of coverage from the Service without notice.

              c. Distributor acknowledges and agrees that Intell-X(x) has the right to distribute its services through sources other than Distributor and that the rights granted hereunder are not exclusive to Distributor.Distributor acknowledges and agrees that Intell-X(x) has the right to distribute its services through sources other than Distributor and that the rights granted hereunder are not exclusive to Distributor.

       2. OBLIGATIONS, REPRESENTATIONS AND WARRANTIES OF DISTRIBUTOR OBLIGATIONS, REPRESENTATIONS AND WARRANTIES OF DISTRIBUTOR
(b)    Distributor agrees to provide Intell-X(x) reasonable access to
                     Distributor's System for the sole purpose of allowing Intell-X(x) to review and approve the implementation of the Service on the Distributor's System before commercial introduction and during the product's life cycle. This access shall be provided at no charge to Intell-X(x) except that Intell-X(x) shall be responsible for paying third party communications charges needed to connect to the Distributor's System if needed to conduct such testing.
              (a) Notwithstanding anything to the contrary contained in this Agreement, Distributor will not sell or in any way make the Service available through print or CD ROM products without the prior written consent of Intell-X(x).

              (b) Distributor agrees not to remove, and shall retain thereon, any copyright notices and other sourced credits from the information provided by Intell-X(x).(f) Distributor agrees not to remove any copyright notice from the information provided by Intell-X(x) hereunder and to display all copyright notices and other source credit as requested by Intell-X(x) in such a manner as may be requested by Intell-X(x).

              (c) Distributor agrees not to alter any of the information contained in the Service without the prior written authorization of Intell-X(x).(g) Distributor agrees not to alter any of the information contained in the Service without the prior written authorization of Intell-X(x).

              (d) Subject to the disclaimers of warranties and the limitation of liability contained in Sections 5.2 and 5.3, respectively, Distributor represents and warrants to Intell-X(x) that:(j) Distributor represents and warrants to Intell-X(x) that:

                     (1) its entry into this Agreement does not violate any agreement between Distributor and any other
                            party.(2)    its entry into this Agreement does not
                            violate any agreement with any other party.

                     (2) its performance under this Agreement and the use of the Service will conform to all applicable laws and
                            government rules and regulations.(3)    its
                            performance under this Agreement and the use of the Service will conform to all applicable laws and government rules and regulations.

                     (3) it will not edit, abridge, rewrite or in any way alter the editorial content of the Service. The Distributor may, however, choose not to display every story. Any changes made by Distributor are the sole responsibility of the Distributor. (4) it will not edit, abridge, rewrite or in any way alter the editorial content of the Service. The Distributor may, however, choose not to display every story. Any changes made by Distributor are the sole responsibility of the Distributor.

                     (4) if the Agreement is terminated, the Service shall not be used, sold or otherwise distributed by Distributor.(5) if the Agreement is terminated, the Service shall not be used, sold or otherwise distributed by Distributor.

       3.     PAYMENTS

              (a)    Distributor shall pay Intell-Xx a monthly fee pursuant to
                     the Payment Schedule attached hereto.   (a) Distributor
                     shall pay Intell-Xx a monthly fee in advance pursuant to the Payment Schedule attached hereto.

              (b) Distributor shall make payment to IntellXx of the fees described in the Payment Schedule within thirty (30) days of the end of the month in which the fees were earned. (b) Distributor shall make payment to Intell-Xx of the fees described in the Payment Schedule within thirty (30) days of the beginning of the month in which the fees were earned.

              (c) Distributor shall be responsible for the proper payment of all taxes, including sales, excise and value-added taxes, which may be levied upon the provision of the Service or on any payments by Distributor to Intell-Xx hereunder, other than franchise and income taxes of Intell-Xx. (d) Distributor shall be responsible for the proper payment of all taxes, including sales, excise and value-added taxes, which may be levied upon the provision of the Service or on any payments by Distributor to Intell-Xx hereunder, other than franchise and income taxes of Intell-Xx.

              (d) IntellXx shall notify Distributor regarding changes in the cost of the Service for each subsequent renewal term, if any, of this Agreement, no later than one hundred twenty
                     (120) days prior to the start of each such renewal term The terms and conditions of any such renewal term shall be mutually agreed upon by both parties.

       4.     CONFIDENTIAL INFORMATION

              (a) Either the Distributor or Intell-Xx may disclose to the other certain information that the disclosing party deems to be confidential and proprietary ("Confidential Information"). Such Confidential Information shall be clearly and conspicuously marked at the time of its first disclosure to the receiving party. Such Confidential Information includes, but is not limited to, the terms of this Agreement, documentation related to the Service and technical and other business information of the Distributor and Intell-Xx that is not generally available to the public.a. Either the Distributor or Intell-Xx may disclose to the other certain information that the disclosing party deems to be confidential and proprietary ("Confidential Information"). Such Confidential Information shall be clearly and conspicuously marked at the time of its first disclosure to the receiving party. Such Confidential Information includes, but is not limited to, the terms of this Agreement, documentation related to the Service and technical and other business information of the Distributor and Intell-Xx that is not generally available to the public.

              (b) The party receiving Confidential Information agrees not to disclose or otherwise use such information for any purpose except as provided herein during the term of this Agreement. Further, within ten (10) days of the date on which the Agreement is terminated, the receiving party shall return all Confidential information together with all materials which contain such Confidential Information and not retain any copies of the same. Confidential Information does not include any information that (I) is or shall become generally available without fault on its part, (ii) is already rightfully in the receiving party's possession prior to its receipt from the disclosing party, (iii) is independently developed by the receiving party, or that is disclosed by third parties without restrictions or is rightfully obtained by the receiving party, from third parties or sources without a violation of this Agreement, or (iv) is otherwise required to be disclosed by operation of law, government regulations or court order.

       5.     WARRANTIES AND DISCLAIMERS OF INTELL-Xx AND LIMITATION OF
              LIABILITY

              5.1 Subject to the disclaimers of warranties and the limitation of liability contained in Section 5.2 and 5.3, respectively, Intell-Xx represents and warrants to Distributor that:

                     (a) Intell-Xx's entry into this Agreement does not violate any agreement with any other party.(a) Intell-Xx's entry into this Agreement does not violate any agreement with any other party.

                     (b) it has full and unrestricted right to authorize the Distributor and the Distributor's Users to access to the Service and such access does not and will not infringe on any copyright, patent or any other proprietary right of any third party. it has full and unrestricted right to authorize the Distributor and the Distributor's Users to access to the Service and such access does not and will not infringe on any copyright, patent or the proprietary right of any third party.

                     (c) its performance under this Agreement and Distributor's licensed use of the Service conforms to all applicable laws and government rules and regulations.(c) its performance under this Agreement conforms to all applicable laws and government rules and regulations.

              5.2    Disclaimers:

                     (a) THE PARTIES AGREE THAT (i) THE WARRANTIES STATED ABOVE ARE EXCLUSIVE; (ii) EXCEPT AS STATED ABOVE THE SERVICE IS PROVIDED "AS IS" AND (iii) THAT THERE ARE NO IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE RELATING TO ANY MATTERS IN THIS AGREEMENT, INCLUDING, WiTHOUT LIMITATION, THE SERVICE, DISTRIBUTOR'S SYSTEM OR ANY OTHER RESOURCES PROVIDED BY EITHER PARTY.

                     (b) THE PARTIES AGREE AND DISTRIBUTOR ACKNOWLEDGES THAT INTELL-Xx DOES NOT WARRANT THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED HEREUNDER AND INTELL-Xx SHALL NOT BE LIABLE IN ANY MANNER TO DISTRIBUTOR OR ITS USERS OR ANY THIRD PARTIES WHO MAY USE THE INFORMATION PROVIDED HEREUNDER. FURTHER, INTELL-Xx SHALL NOT BE LIABLE FOR ANY DELAY, INACCURACY, ERROR OR OMISSION IN THE INFORMATION PROVIDED HEREUNDER OR RESULTING FROM THE TRANSMISSION, DELIVERY OF OR ANY FAILURE TO DELIVER ANY PART OF THE SERVICE.

                     (c) THE PARTIES AGREE AND IntellX ACKNOWLEDGES THAT DISTRIBUTOR DOES NOT WARRANT THE PERFORMANCE OF DISTRIBUTOR'S SYSTEM AND DISTRIBUTOR SHALL NOT BE LIABLE IN ANY MANNER TO IntellX FOR FAILURES OF THE SYSTEM.

                            FURTHER, DISTRIBUTOR SHALL NOT BE LIABLE FOR ANY DELAY, INACCURACY, ERROR, FAILURE OR OMISSION RELATED TO THE PERFORMANCE OF DISTRIBUTOR'S SYSTEM.

       5.3    Limitation of Liability and Remedy.

                     (a) Neither (I) Intell-Xx nor its information providers nor (ii) Distributor shall be liable to the other in any event for any damages, direct or indirect, including, but not limited to, damages and losses resulting from loss of data, loss of profits arising out of this Agreement, or for any incidental or consequential damages even if advised to the possibility of such damage except as set forth in
                            Section 5.3(b) and (c) below.

                     (b) In the event any third person or entity asserts any claim, suit, loss, liability, obligation, demand, damages or expenses against Distributor based upon a breach of any warranty described in Section 5.1 above (collectively a "Distributor Indemnified Claim"), Intell-Xx hereby agrees to defend, indemnify and hold Distributor and its parents, subsidiaries, directors, officers, employees and shareholders (the "Distributor Indemnified Parties") harmless from and against any and all such Distributor Indemnified Claims. Intell-Xx's obligation to indemnify the Distributor Indemnified Parties hereunder shall be conditioned upon (i) the Distributor Indemnified Party providing Intell-Xx with prompt notice of such Distributor Indemnified Claim, which notice shall in any event be given in enough time to allow Intell-Xx to defend such Distributor Indemnified Claim, (ii) the Distributor Indemnified Party fully cooperating with Intell-Xx at IntellX's expense in the defense of such Distributor Indemnified Claim, and (iii) the Distributor Indemnified Party allowing Intell-Xx to control the defense including any potential settlement of such Distributor Indemnified Claim.

                     (c) In the event any third person or entity asserts any claim, suit, loss, liability, obligation, demand, damages or expenses against IntellX based upon a breach of any warranty described in Section 2(d) above (collectively an "IntellX Indemnified Claim"), Distributor hereby agrees to defend, indemnify and hold IntellX and its parents, subsidiaries, directors, officers, employees and shareholders (the "IntellX Indemnified Parties") harmless from and against any and all such IntellX Indemnified Claims. Distributor's obligation to indemnify the IntellX Indemnified Parties hereunder shall be conditioned upon (i) the IntellX Indemnified Party providing Distributor with prompt notice of such IntellX Indemnified Claim, which notice shall in any event be given in enough time to allow Distributor to defend such IntellX Indemnified Claim, (ii) the IntellX Indemnified Party fully cooperating with Distributor at Distributor's expense in the defense of such IntellX Indemnified Claim, and (iii) the IntellX Indemnified Party allowing Distributor to control the defense including any potential settlement of such IntellX Indemnified Claim.

       6.     TERM AND TERMINATION

              (a) This Agreement shall be effective from the date of its written acceptance by Distributor and shall continue in force for an initial term as set forth on Schedule A.

              (b) Notwithstanding (a) above, either party shall have the right to terminate this Agreement if the other party is in default of any obligation herein, which default is incapable of cure or which, being capable of cure, has not been cured within thirty (30) days after the receipt of written notice of such default from the nondefaulting party or within such additional cure period as the nondefaulting party may authorize.(b) Notwithstanding (1) above, either party shall have the right to terminate this Agreement if the other party is in default of any obligation herein, which default is incapable of cure or which, being capable of cure, has not been cured within thirty (30) days after the receipt of written notice of such default from the nondefaulting party or within such additional cure period as the nondefaulting party may authorize.

              (c) Either party may terminate this Agreement by written notice to the other, and may regard the other as in default of this Agreement, if the other party becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, initiates or becomes subject to any proceeding under any bankruptcy or insolvency law, or has wound up or liquidated its business. Debts and credits outstanding as of the date of termination between the parties shall survive termination for any cause.(c) Either party may terminate this Agreement by written notice to the other, and may regard the other as in default of this Agreement, if the other party becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, initiates or becomes subject to any proceeding under any bankruptcy or insolvency law, or has wound up or liquidated its business. Debts and credits outstanding between the parties shall survive termination for any cause.

              (d) On any termination of this Agreement, (i) all rights granted hereunder regarding the Service will immediately cease, unless otherwise specified in this Agreement or any amendment hereto; (ii) Distributor will cease to utilize or retransmit any items from the Service from the date of termination; and (iii) Distributor shall promptly pay to Intell-Xx all sums then due and payable to IntellX as of the date of such termination.(d) On any termination of this Agreement, (i) all rights granted hereunder regarding the Service will immediately cease, unless otherwise specified in this Agreement or any amendment hereto; provided, however, that the Distributor's Users shall be entitled to retain the information contained in the Service as described in Section 2(c) above for the remainder of the sixty (60) day period, if any, described in such Section 2(c); (ii) Distributor will cease to utilize or retransmit any items from the Service from the date of termination;
                     (iii) Distributor will forthwith purge the same from all of its on-line and off-line storage media; (iv) Distributor will not use for any purpose thereafter any information included in or derived from the Service; and (v) Distributor shall promptly pay to Intell-Xx all sums due pursuant to Section 3 hereof and provide all reports and information required hereunder.

       7.     SURVIVAL7.        SURVIVAL

              The obligations of the parties under Sections 2(c), 2(k), 4, 5, 6, 10, 11 and 12 shall survive the termination of this Agreement.

      8.      ADVERTISING AND PROMOTION8.       ADVERTISING AND PROMOTION

              Each party agrees to submit to the other party for written approval, all advertising or other promotional materials that use service names, company names or make reference to any understanding or relationship in this Agreement no fewer than fifteen (15) days before proposed use and each party will not unreasonably withhold its approval. Unless notice of approval or disapproval is received within ten (10) days of receipt of advertising or other promotional materials, approval shall be considered granted. Either party, however, may identify the other in its published listing of available services or distributors without such written approval.

       9.     FORCE MAJEURE

              Neither party shall be liable for delay or default in the performance of its obligations under this Agreement if such delay or default is cased by conditions beyond its control, including but not limited to fire, flood, accident, storm, acts of war, riot, government interference, strikes or walkouts.

       10.    NOTICES

              All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered when (a) delivered personally;
(b) three (3) business days after having been sent by registered or certified U.S. mail, return receipt requested, postage and charges prepaid; or (c) one (1) business day after deposit with a commercial overnight carrier, with written verification of recepit. Notices should be addressed as follows:

              (a)       If to Intell-Xx:a.         If to IntellXx:

                  a.            If to Intell-Xx:
                  ------------------------------
                        5900 Centreville Road
                        Suite 302
                        Centreville, VA 20121
                        Attn: Vice President of Channel sales

              (b)       If to Distributor:b.       If to Distributor:

                        BizWatch, Inc.
                        211 N. Union St.
                        Suite 100
                        Alexandria, VA 22314

or such other address as either party designates in writing as its notice address.

       11.    ATTORNEYS' FEES

              Should any action be brought by either party to enforce the provisions of this Agreement, the prevailing party, whether by settlement, adjudication or arbitration, shall have the right to collect reasonable attorneys' fees and costs from the nonprevailing party.

       12.    GENERAL TERMS AND CONDITIONS

              (a) The parties to this Agreement are independent contractors. Neither party is an agent, representative or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for or on behalf of, or to incur any obligation or liability of, or to otherwise bind, the other party. This Agreement shall not be interpreted or construed to create an association, joint venture or partnership between the parties or to impose any partnership obligation or liability upon either party.a. Neither party shall be considered an agent for the other party nor shall either party have the authority to bind the other.

              (b) Neither party may assign this Agreement without the written consent of the other, provided, however, this entire Agreement may be assigned without the other party's consent to a successor by merger or acquisition of all or substantially all of the assigning party's assets, provided that such assignee (a) is not a direct competitor of the assigning party and (b) has financial assets equal to or greater than that of the assigning party, and (c) is bound by law or written agreements to all of the obligations of the assigning party under this Agreement.b. Neither party may assign this Agreement without the written consent of the other. Any attempted assignment or delegation in violation of this section shall be deemed null and void.

              (c) No modification of this Agreement or waiver of any of its terms will be effective against a party unless set forth in writing and signed by the other party.No modification of this Agreement or waiver of any of its terms will be effective against a party unless set forth in writing and signed by the other party.

              (d) In cases one or more of the provisions of this Agreement shall be deemed illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions of this Agreement.d. In cases one or more of the provisions of this Agreement shall be deemed illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions of this Agreement.

              (e) Terms and conditions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.e. Terms and conditions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

              (f) This Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements or understandings, either written or oral, with respect to the subject matter hereof.
              f. This Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements or understandings, either written or oral, with respect to the subject matter hereof.
              (g) The headings used in this Agreement are for convenience only and are not to be construed to have legal significance.

g.     The headings used in this Agreement are for convenience only and are not to be construed to have legal significance.


ACCEPTED:
                                                x
BizWatch, Inc                           INTELL-X , A DIVISION OF UMI
---------------------------------------
                DISTRIBUTOR


By:  /s/ DAVID HOPPMANN         By: /s/ ARTHUR P. BUSHNELL
   ------------------------        ------------------------
          Signature                      Signature

Name:   David Hoppmann          Name:   Arthur P. Bushnell
     ----------------------          ----------------------

Title:  President               Title:  Vice President
      ---------------------           ---------------------

Date:   17-NOV-97               Date:   9/7/97
     ----------------------          ----------------------

                               Amendment No. 1 to
                                   Agreement,
                                    between
                                 BizWatch, Inc.
                                      and
                                  UMI Company
                              dated August 7, 1997


THIS AMENDMENT, effective October 27, 1997, is entered into by BizWatch, Inc., 211 N. Union Street, Suite 100, Alexandria, VA 22314, (hereinafter "Distributor") and UMI Company, a Delaware corporation, with offices at 300 North Zeeb Road, Ann Arbor, MI 48103, USA, (hereinafter "UMI") and amends that certain Agreement entered into by the parties dated August 7, 1997, (hereinafter "Agreement").

WHEREAS, Distributor wishes to receive certain summarized news stories from UMI; and

WHEREAS, UMI wishes to provide such summarized news stories to Distributor and be compensated therefor;

NOW, THEREFORE in consideration of the mutual promises set forth herein, and other good and valuable consideration, the parties agree as follows:

1. Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Agreement.

2. Schedule A of the Agreement is amended by adding the Addendum to Schedule A attached to this Amendment.


Except as modified herein, the Agreement remains in full force and effect. This Amendment shall be effective as of the first date set forth above.

UMI COMPANY                             BizWatch, Inc.

By      /s/ VALERIE MACLEOD             By      /s/ DAVID HOPPMANN
  ----------------------------            ----------------------------
        Valerie MacLeod
Title   Vice President,                 Title   PRESIDENT
        Strategic Alliances                  -------------------------
Date        10/27/97                    Date    17-NOV-97
    --------------------------              --------------------------